Lightbridge



Lightbridge Metallic Fuel Introduction

June 23, 2010

Safe Harbor Statement

This presentation includes or incorporates by reference statements that constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Act of 1934, as amended. These statements relate to future events or to our future financial performance, and involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance, or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. These statements include, but are not limited to, information or assumptions about revenues, gross profit, expenses, income, capital and other expenditures, financing plans, capital structure, cash flow, liquidity, management's plans, goals and objectives for future operations and growth. In some cases, you can identify forward-looking statements by the use of words such as "may," "could," "expect," "intend," "plan," "seek," "anticipate," "believe," "estimate," "predict," "potential," "continue," or the negative of these terms or other comparable terminology. You should not place undue reliance on forward-looking statements since they involve known and unknown risks, uncertainties, and others factors which are, in some cases, beyond our control and which could materially affect actual results, levels of activity, performance or achievements. These risks and uncertainties include, but not limited to, the factors mentioned in the "Risk Factors" section of our Annual Report on Form 10-K for the year ended December 31, 2008, and other risks mentioned in our other reports filed with the Commission.

The forward-looking statements contained in this presentation are made only of this date, and Lightbridge Corporation is under no obligation to revise or update these forward-looking statements.

Table of Contents

Lightbridge Overview



Lightbridge at a Glance





NASDAQ Ticker:	**LTBR**
Headquarters:	**McLean, VA**
Branch Offices:	**Abu Dhabi, UAE**
	Moscow, Russian Federation
	London, UK
President and CEO:	**Seth Grae**
Shares Outstanding:	**10 million**

Lightbridge History

- Originally founded in 1992 as Radkowsky Thorium Power Corporation to develop thorium-based nuclear fuel technology invented by Dr. Alvin Radkowsky
  - Protégé of Dr. Edward Teller and Admiral Hyman G. Rickover
  - First Chief Scientist of the U.S. Naval Nuclear Propulsion Program
  - Team leader of first commercial nuclear power plant in the U.S.
  - Instrumental in creation of civilian nuclear energy industry – origins of GE and Westinghouse Nuclear
- Name change to Lightbridge Corporation in 2009, listed on the NASDAQ
- Currently engages in leading advisory roles in new nuclear power programs overseas, both on the generation and regulatory sides

Lightbridge Overview

Fuel Technology Development

Nuclear Fuel Development

- Leading developer of advanced nuclear fuel designs
- Addresses key nuclear concerns of proliferation, waste and supply



Advisory Services

Nuclear Generation

- Industry leading team
- Comprehensive advisory services for nuclear programs



Nuclear Regulation

- Leading regulatory team
- Advisory services on design, development and management of nuclear energy programs according to highest int'l standards



Fuel Technology



Lightbridge Metallic Fuel Design– Today's News

- Lightbridge announces new all metal fuel assembly design:
  - **Increased power output per plant**: Up to 30% increase in power output per plant
  - **Reduced volume of used fuel per kWh**: Up to 23% reduction in used fuel volume per kWh of electricity generated
  - **Power uprate flexibility for existing plants**: Plant can choose optimal power uprate option from 5-10% to 10-20% to 20-30%
  - **Enhanced proliferation resistance:** No weapons-suitable material in used fuel
- On June 10, 2010, Idaho National Laboratory approved Lightbridge's joint proposal with Texas A&M University for irradiation testing of this type of metallic fuel in the Advanced Test Reactor National Scientific User Facility

Lightbridge Metallic Fuel History

- Lightbridge's new metallic fuel design synergistically came out of the extensive fuel development and testing effort over the past 15 years on the seed fuel used in Lightbridge's seed-and-blanket fuel assembly
- There is extensive prior experience in the United States with metallic fuel for fast reactors that is applicable to the Lightbridge development program
- Lightbridge-designed all-metal fuel builds upon Russian icebreaker fuel
- Russian icebreaker reactors have successfully operated for over two decades on similar type of metallic fuel
- On June 10, 2010, Idaho National Laboratory approved a Texas A&M University-led joint proposal with Lightbridge for irradiation testing of this type of metallic fuel in the Advanced Test Reactor National Scientific User Facility

Key Attributes of Lightbridge's Metallic Fuel Technology Compared to Conventional UO_2 Fuel

- One-to-one replacement for conventional UO_2 fuel assemblies
- Higher achievable burnups and higher power density
- Lower fuel operating temperature to melting temperature ratio
- Improved fuel operation:
    - Improved thermal-hydraulic characteristics provide safe operation during normal operation and accident scenarios
    - Increased surface area and thermal conductivity allow lower fuel operating temperature at higher power density
    - Improved fuel stability at high burnups
    - Fuel forms a self-protective barrier in the event of cladding breach

Comparison to Standard Fuel Rod


D1 9.50 mm
D2 8.36 mm
D3 8.19 mm

Standard Cylindrical Oxide Fuel Rod Cross-Section


R
D
r
a
δ
Δ

Lightbridge metallic fuel rod cross-section

Key Fuel Technology Development Personnel

Key US & Russian Personnel:

•**Andrey Mushakov, EVP, International Nuclear Ops -** Dr. Mushakov heads Lightbridge's Fuel Technology organization and is the primary liaison between Lightbridge and the Russian nuclear organizations. Expert in nuclear fuel cycle cost modeling and economics. Recipient of the prestigious Russian President's scholarship award that is given each year to the top 30 Russian students for their exceptional academic achievement.

•**Mike Montgomery, VP of Fuel Technology –** Mr. Montgomery provides technical oversight over R&D activities and serves as key technical advisor to the head of Fuel Technology organization. Prior to joining Lightbridge, Mr. Montgomery held fuel R&D management positions at Babcock & Wilcox, United Nuclear Corporation and GE.

•**Aaron Totemeier, Director of Fuel Cycle Technology & Fuel Fabrication –** Mr. Totemeier provides technical oversight over R&D activities and is the lead project manager for the metal fuel irradiation testing program at Idaho National Laboratory.

•**Russian Nuclear Engineering Staff -** Moscow office is staffed by four PhD's with over 120 years of combined experience in the Russian nuclear program.

Lightbridge Fuel Technology Organization


Idaho National Laboratory
CRADA Agreement
Texas A&M University
MOU
AREVA
Consulting Agreement
Lightbridge Corporation
Technical Advisory Board
RosTechNadzor
Regulatory Licensing
Lightbridge Russia
Fuel Engineering, Technical Management and Coordination
SOSNY
Project Integration
Government Liaison
OKBM
Fuel Assembly Design
MSZ ELECTROSTAL
Fuel Fabrication
NPP LIAISON
KURCHATOV INSTITUTE
Irradiation Testing
BOCHVAR INST.
Metal Fuel Material Science
OTHER SUB-CONTRACTORS

Lightbridge Metal Fuel Photos









Lightbridge Corporation – Key Contacts

Lightbridge Key Contact Information

US Headquarters
1600 Tysons Blvd.
Suite 550
McLean, VA 22102
+1.571.730.1200

Seth Grae
President & Chief Executive Officer
sgrae@ltbridge.com

James D. Guerra
Chief Operating and Financial Officer
jguerra@ltbridge.com

Andrey Mushakov
Executive Vice President, International Nuclear Operations
amushakov@ltbridge.com

Jon Johnson
Senior Vice President Advisory Services
jjohnson@ltbridge.com

Kevin Yessian
Vice President Business Development
kyessian@ltbridge.com

Gerry Pascale
Investor Relations
gpascale@ltbridge.com

Q&A

